SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                HLM DESIGN, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                            [HLM LOGO APPEARS HERE]


                       121 West Trade Street, Suite 2950
                        Charlotte, North Carolina 28202







                                                                August 18, 1999

DEAR STOCKHOLDER:

     You are cordially invited to attend the Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, September 22, 1999, at the Marriott City Center, 100 West Trade Street, Charlotte, North Carolina. We look forward to greeting personally those stockholders who are able to attend. If you plan to attend, we ask that you sign and return the self-addressed, postage prepaid portion of the enclosed card, and please bring with you to the meeting the remaining portion of the card.

     The accompanying formal Notice of Meeting and Proxy Statement describe the matters on which action will be taken at the meeting.

     Whether or not you attend in person, IT IS IMPORTANT that your shares be represented and voted at the meeting. I urge you to sign, date and return the enclosed proxy at your earliest convenience.



                       On Behalf of the Board of Directors,


                                         Sincerely,


                                         /s/ Joseph M. Harris
                                         JOSEPH M. HARRIS
                                         CHAIRMAN AND PRESIDENT

                            [HLM LOGO APPEARS HERE]

                               -----------------
                               NOTICE OF MEETING
                               -----------------
                                                                  Charlotte, NC
                                                                August 18, 1999


     The Annual Meeting of Stockholders of HLM Design, Inc. (the "Company") will be held at the Marriott City Center, 100 West Trade Street, Charlotte, North Carolina, on Wednesday, September 22, 1999 at 10:00 a.m. for the following purposes as described in the accompanying Proxy Statement:

     1. To elect five (5) directors for the classified terms indicated in the Proxy Statement.

     2. To consider and vote upon a proposal to ratify the selection by the Board of Directors of Deloitte & Touche LLP as the principal independent auditors of the Company for the fiscal year ending April 28, 2000.

     3. To transact such other business as may properly come before the meeting.


     Only holders of record of the Company's common stock at the close of business on August 13, 1999 will be entitled to notice of, and to vote at, such meeting.

     Whether or not you plan to attend the meeting, you are urged to promptly complete, sign, date and return the enclosed proxy in the envelope provided. Returning your proxy as described above does not deprive you of your right to attend the meeting and to vote your shares in person.


                                      /s/ Karen A. Kaplan


                                      KAREN A. KAPLAN
                                      SECRETARY

                            [HLM LOGO APPEARS HERE]



                             --------------------
                                PROXY STATEMENT
                             --------------------
                                                                August 18, 1999


                                    GENERAL

INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of HLM Design, Inc., a Delaware corporation (the "Company"), for use at its Annual Meeting of Stockholders to be held on Wednesday, September 22, 1999 at 10:00 a.m. at the Marriott City Center, 100 West Trade Street, Charlotte, North Carolina (the "Annual Meeting"). Proxies in the form enclosed will be voted at the Annual Meeting (including adjournments) if properly executed, returned to the Company prior to the meeting, and not revoked. Stockholders who execute proxies may revoke them at any time before they are exercised by delivering a written notice to Karen A. Kaplan, the Secretary of the Company, either at the Annual Meeting or prior to the meeting date at the Company's executive offices at 121 West Trade Street, Suite 2950, Charlotte, North Carolina 28202, by executing and delivering a later-dated proxy, or by attending the meeting and voting in person.


STOCKHOLDER VOTING

     Only holders of record of the Company's common stock, par value $.001 per share (the "Common Stock"), as of the close of business on August 13, 1999 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. This Proxy Statement will be mailed to each such stockholder on or about August 20, 1999.

     As of the close of business on the Record Date, there were issued and outstanding and entitled to be voted at the Annual Meeting, 2,084,531 shares of Common Stock. At the meeting, holders of Common Stock will have one vote per share and a quorum, consisting of a majority of the outstanding shares of Common Stock as of the Record Date, will be required for the transaction of business by stockholders. A quorum being present, directors will be elected by the affirmative vote of a plurality of the votes cast by shares entitled to vote thereon and the other action proposed in the accompanying notice will become effective by majority vote. Votes withheld from nominees for director, abstentions and broker non-votes will be counted for purposes of determining whether a quorum has been reached but will not be counted in determining the number of shares voted "for" any director-nominee or "for" any proposal. Marking a proxy for abstention on any proposal, other than the election of directors, will have the same effect as a vote "against" the proposal.

     Proxies in the accompanying form, properly executed and duly returned and not revoked, will be voted at the Annual Meeting (including adjournments). Where stockholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If no specifications are made, proxies will be voted (i) in favor of the Company's five (5) nominees to the Board of Directors for the classified terms indicated herein, and (ii) in favor of the selection of Deloitte & Touche LLP as the principal independent auditors of the Company and its affiliates and subsidiaries for the fiscal year ending April 28, 2000. If any other matter or business is brought before the meeting, the proxy holders may vote the proxies at their discretion.


EQUITY SECURITY OWNERSHIP

     The following table sets forth, as of August 13, 1999, the beneficial ownership of Common Stock by: (i) each stockholder known by the Company to own more than 5% of the outstanding shares, (ii) each director and nominee to the Board of Directors of the Company, (iii) each executive officer of the Company included in the Summary Compensation Table on page 5 hereof, and (iv) all directors and executive officers of the Company as a group. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property and other similar laws where applicable.

                                                AMOUNT AND NATURE OF    PERCENTAGE OF
NAME                                          BENEFICIAL OWNERSHIP(1)    COMMON STOCK
-------------------------------------------- ------------------------- ---------------
Joseph M. Harris (2) .......................          367,142                17.1%
Vernon B. Brannon (2) ......................          367,141                17.1%
Clay R. Caroland III (3) ...................           15,991                   *
D. Shannon LeRoy (4) .......................               --                  --
L. Fred Pounds (5) .........................           20,000                   *
James E. Finley (6) ........................            4,000                   *
All current directors and executive officers
  as a group (five persons) ................          770,274                34.8%

---------
*  Less than one (1) percent.

(1) The Common Stock listed as beneficially owned by the following individuals includes shares of Common Stock which such individuals have the right to acquire through the exercise of currently exercisable stock options: (i) Messrs. Harris and Brannon (57,954 shares each), (ii) Mr. Pounds (10,000 shares), and (iii) all current directors and executive officers as a group (125,908 shares). Each of the above mentioned options were granted by the Company pursuant to the HLM Design, Inc. 1998 Stock Option Plan (the "1998 Stock Option Plan"). For additional information, see "Executive Compensation -- Stock Options."

(2) The address of each such person is care of the Company at 121 West Trade Street, Suite 2950, Charlotte, North Carolina 28202.

(3) Mr. Caroland's shares include 5,000 shares held of record in the name of his minor children under the Uniform Gift to Minors Act. Mr. Caroland disclaims beneficial ownership of such shares.

(4) Although he serves as president of the general partner of Equitas, L.P. ("Equitas"), Mr. LeRoy disclaims beneficial ownership of the 73,300 shares of Common Stock (3.5%) held by Equitas.

(5) Mr. Pounds' shares include 10,000 shares held of record by a revocable trust of which Mr. Pounds has retained voting and investment power.

(6) Mr. Finley has been nominated as a director, subject to stockholder approval at the Annual Meeting. He does not currently and has not previously held any position with the Company.


                             ELECTION OF DIRECTORS

DIRECTOR NOMINEES

     It is intended that proxies in the accompanying form will be voted at the Annual Meeting for the election to the Board of Directors of the following nominees for the terms indicated:


                                    YEAR OF ANNUAL MEETING
                                     OF STOCKHOLDERS THAT
NAME                                     TERM EXPIRES
---------------------------------- -----------------------
       D. Shannon LeRoy ..........          2000
       James E. Finley ...........          2001
       L. Fred Pounds ............          2001
       Vernon B. Brannon .........          2002
       Joseph M. Harris ..........          2002

     Messrs. LeRoy, Pounds, Brannon and Harris currently serve as directors of the Company and each of them has been nominated and has consented to serve for the terms indicated, if elected. Mr. Caroland, currently a member of the Board, is not standing for re-election at the Annual Meeting. As of the Annual Meeting, his directorship will terminate. Mr. James E. Finley has been nominated and has consented to serve for the term indicated, if elected, filling the vacancy created by Mr. Caroland's departure. Each nominee, if elected, shall serve until the annual meeting of stockholders indicated above and until his successor shall be elected and shall qualify, except as otherwise provided in the Company's Amended and Restated Certificate of Incorporation and Bylaws, each as currently in effect. If for any reason any nominee named above is not a candidate when the election occurs, it is intended that proxies in the accompanying form will be voted for the election of the other nominees named above and may be voted for any substitute nominee or, in lieu thereof, the Board of Directors may reduce the number of directors, subject to the provisions of the Company's Amended and Restated Certificate of Incorporation and Bylaws. A holder of Common Stock voting by proxy may withhold votes as to any director-nominee by writing the name of such nominee in the space provided or otherwise following the instructions on the proxy card.

     The name, age, present principal occupation or employment, and the material occupations, positions, offices, or employments for at least the past five years, of each director and executive officer of the Company are set forth below. Unless otherwise indicated, each such person has held the occupation listed opposite his name for at least the past five years.



                                                     CURRENT PRINCIPAL OCCUPATION OR
NAME                          AGE              EMPLOYMENT AND FIVE-YEAR EMPLOYMENT HISTORY
---------------------------- ----- ------------------------------------------------------------------
Joseph M. Harris, AIA, RIBA   54   Mr. Harris has been President, Chairman of the Board, and a
                                   Director of the Company since its organization in 1997. He has been President and Chief Executive Officer of HLM Design of
                                   Northamerica, Inc. (formerly Hansen Lind Meyer Inc.
                                   ("HLMNA"), one of the Company's Affiliated Managed Firms
                                   (as defined below) for the past four years. Prior to joining
                                   HLMNA in 1994, he served as President of Heery Architects
                                   and Engineers, Inc. and as Executive Vice President and
                                   Director of Technical Services of Heery International, Inc., one
                                   of the country's largest full-service multi-disciplinary
                                   professional service firms. Prior to that, Mr. Harris was one of the founders and served as President of Clark, Tribble, Harris and Li, Architects, P.A., a multi-service architectural firm. Mr.
                                   Harris has over 30 years of professional experience and is an architect licensed in 32 states and in the United Kingdom.

Vernon B. Brannon ..........  55   Mr. Brannon has been Senior Vice President, Chief Financial
                                   Officer, and a Director of the Company since its organization in
                                   1997. He has been Senior Vice President and Chief Financial
                                   Officer of HLMNA for the past four years. Prior to joining
                                   HLMNA in 1994, from 1988 to 1994, Mr. Brannon was Chief
                                   Operating Officer of UAV Corporation, a video distribution firm, with responsibility for manufacturing, finance, accounting and all other functions except sales.

James E. Finley ............  57   Mr. Finley currently manages his personal portfolio of real estate and securities. In 1988 he was one of the founders of
                                   Commercial Bank of the South and Bank of Charleston, where he was a director until 1996 when the banks were sold to
                                   Anchor BancShares. He joined Balcor Company in 1973 where
                                   he served at various times as Vice President, Executive Vice
                                   President, Senior Executive Vice President, Chief Operating
                                   Officer and Vice Chairman. He led Balcor Company for two
                                   years after it was sold to Shearson/American Express. At that same time, he served on Shearson/Lehman's Board of
                                   Directors.

D. Shannon LeRoy ...........  43   Mr. LeRoy has been a Director of the Company since 1997. He currently serves as President of Tennessee Business
                                   Investments, Inc., the general partner of Equitas, a licensed
                                   Small Business Investment Company. From 1988 until 1994,
                                   Mr. LeRoy served as a Senior Vice President of First Union
                                   National Bank of Tennessee, where he managed commercial
                                   banking. Mr. LeRoy is a Director of Power Designs, Inc., a manufacturer of power supply and power line conditional
                                   products.

                                               CURRENT PRINCIPAL OCCUPATION OR
NAME                      AGE            EMPLOYMENT AND FIVE-YEAR EMPLOYMENT HISTORY
------------------------ ----- ---------------------------------------------------------------
L. Fred Pounds .........  51   Mr. Pounds has been a Director of the Company since 1998. He is one of the founders of U.S. Oncology, Inc. ("USON") and has served as Chief Financial Officer and Treasurer of USON, a national cancer management company, since January 1993.
                               From 1990 until joining USON, Mr. Pounds was the principal of Pounds & Associates, a health care consulting company.
                               From January 1987 to May 1990, Mr. Pounds was President
                               and Chief Operating Officer of Avanti Health Systems, Inc., a
                               managed care and physician practice management company.
                               From September 1969 to January 1987, Mr. Pounds was
                               employed by Price Waterhouse LLP in various positions,
                               including partner in charge of the Southwest Area Health Care
                               Group.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

     There are two standing committees of the Board of Directors of the Company, the Audit Committee and the Compensation Committee. The Audit Committee currently consists of Messrs. Caroland and LeRoy. The Compensation Committee is comprised of Messrs. Caroland and Pounds. Set forth below is a summary of the principal functions of each committee and the number of meetings held by each committee and by the Board of Directors during fiscal year 1999.

     AUDIT COMMITTEE. The Audit Committee, which held one (1) meeting in fiscal year 1999, recommends the appointment of the Company's independent auditors, reviews the planned scope of the annual audit, reviews the conclusions of the auditors and reports the findings and recommendations thereof to the Board, reviews with the Company's auditors the adequacy of the Company's system of internal controls and procedures and the role of management in connection therewith, reviews transactions between the Company and its officers, directors and principal stockholders, and performs such other functions and exercises such other powers as the Board from time to time may determine.

     COMPENSATION COMMITTEE. The Compensation Committee approves and administers certain compensation and employee benefit plans of the Company, oversees and advises the Board regarding the compensation of Company officers, determines the compensation of other key personnel of the Company, reviews and makes recommendations to the Board concerning compensation practices, policies, procedures and retirement benefit plans and programs for the employees of the Company and oversees the activities of plan administrators and trustees and other fiduciaries under the Company's various employee benefit plans. It also administers the Company's 1998 Stock Option Plan and such other similar plans as may from time to time be adopted by the Company, reviews and makes recommendations to the Board regarding compensation practices, policies and procedures for members of the Board and performs such other functions and exercises such other powers as the Board from time to time may determine. In fiscal year 1999, the committee held one (1) meeting.

     The Company currently has no standing nominating committee.

     During fiscal year 1999, there were two (2) meetings of the Board of Directors of the Company. During fiscal year 1999, each director of the Company attended at least 75% of the meetings of the Board of Directors of the Company (and, as applicable, committees thereof).


COMPENSATION OF DIRECTORS

     Members of the Board of Directors who are not employees of the Company are presently compensated for their services at an annual rate of $10,000 and at an additional per meeting stipend of $2,000. The Company also reimburses all directors for their expenses incurred in connection with their activities as directors of the Company. Directors who are also employees of the Company receive no compensation for serving on the Board of Directors. See "Executive Compensation -- Compensation Committee Interlocks and Insider Participants" for information concerning consulting fees paid to a director during fiscal 1999 under a special director assignment.


                   SELECTION OF INDEPENDENT PUBLIC AUDITORS

     The Board of Directors has selected the firm of Deloitte & Touche LLP as the principal independent public auditors of the Company for the fiscal year ending April 28, 2000. Deloitte & Touche LLP has acted in such capacity for the Company since its organization in 1997. This selection is submitted for approval by the stockholders at the Annual Meeting.

     Representatives of Deloitte & Touche LLP will attend the Annual Meeting. They will have an opportunity to make a statement, if they so desire, and to respond to appropriate questions.


                            EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

     COMPENSATION PHILOSOPHY. Under the oversight and direction of the Company's Compensation Committee (the "Committee"), which is made up solely of independent, outside directors, the Company has developed and implemented a compensation program for its executive officers that is intended to attract and retain top quality leadership talent while ensuring senior leaders' interests are sufficiently aligned with the interests of stockholders.

     1999 EXECUTIVE OFFICER COMPENSATION. The Company's 1999 executive officer compensation program had the following components: (1) BASE SALARY established as set forth in the Employment Agreements (see further discussion of Employment Agreements below); (2) YEAR-END BONUS, earned during fiscal year 1998 and paid in the first quarter of fiscal year 1999, to reward excellent performance; and
(3) STOCK OPTIONS, granted in June 1998 (during the first quarter of fiscal
1999), under the Company's 1998 Stock Option Plan. See the Summary Compensation Table below for more specific information concerning such compensation, including stock options.

     Additionally, the Company's executive officers are eligible to participate in the Company's 401(k) plan as well as various other benefit plans intended to provide a safety net of coverage against various events, such as death, disability and retirement, as well as certain other perquisites and personal benefits.

     CHIEF EXECUTIVE OFFICER COMPENSATION. In the form of base salary, bonus payments, stock options and other payments, Mr. Harris received in fiscal 1999 the compensation reflected and described in the Summary Compensation Table set forth below. The determination of such compensation to Mr. Harris followed generally the philosophy described above for all Company executive officers and was based upon the Company's consideration of certain factors such as the Company's successful initial public offering of its Common Stock; improved Company performance; and competitive compensation rates in the industry for experience and responsibility similar to that of Mr. Harris. Each item of compensation paid in fiscal 1999 was based upon Mr. Harris' Employment Agreement as described elsewhere herein.


COMPENSATION COMMITTEE

   Clay R. Caroland III
   L. Fred Pounds


COMPENSATION OF EXECUTIVE OFFICERS

     Set forth below is information for fiscal years 1999, 1998 and 1997 with respect to compensation for services to the Company or its managed firms of the Company's executive officers, including its Chief Executive Officer. No other person served as an executive officer of the Company during the year.


                          SUMMARY COMPENSATION TABLE

                                                                                           LONG-TERM
                                                ANNUAL COMPENSATION(1)                COMPENSATION AWARDS
                                   ------------------------------------------------- --------------------
                                                                        OTHER          NUMBER OF SHARES
  NAME AND                                                             ANNUAL             UNDERLYING           ALL OTHER
PRINCIPAL POSITION           YEAR   SALARY($)(1)   BONUS($)(2)   COMPENSATION($)(3)       OPTIONS(4)       COMPENSATION($)(5)
--------------------------- ------ -------------- ------------- -------------------- -------------------- -------------------
Joseph M. Harris            1999      $300,000       $18,000           $12,000              57,954                        --
  Chairman, President and   1998       300,000           -0-               -0-                 -0-                        --
  Director                  1997       230,878        50,000               -0-                 -0-

Vernon B. Brannon           1999       250,000        18,000            14,029              57,954
  Senior Vice President,    1998       250,000           -0-               -0-                 -0-                        --
  Chief Financial Officer   1997       178,847        50,000               -0-                 -0-                        --
  and Director

---------
(1) For additional information, see " -- Employment Agreements." Does not include the dollar value of perquisites and other personal benefits.

(2) The amounts shown for fiscal year 1999 are cash bonuses paid in the first quarter of the specified year.

(3) See " -- Employment Agreements" regarding an automobile allowance for Messrs. Harris and Brannon included herein.

(4) Stock options were granted to the Company's executive officers in June 1998. See " -- Stock Options" and " -- Employment Agreements" for additional information concerning such grants.

(5) The aggregate amount of perquisites and other personal benefits received did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such executive officer.


STOCK OPTIONS

     The following table sets forth information regarding all options to acquire shares of Common Stock granted to the named executive officers during the fiscal year ended April 30, 1999.


                       OPTION GRANTS IN FISCAL YEAR 1999



                                         INDIVIDUAL GRANTS
                      --------------------------------------------------------
                                         % OF
                                        TOTAL                                         POTENTIAL REALIZABLE VALUE
                        NUMBER OF      OPTIONS                                          AT ASSUMED ANNUAL RATES
                       SECURITIES      GRANTED                                              OF STOCK PRICE
                       UNDERLYING         TO        EXERCISE                            APPRECIATION FOR OPTION
                         OPTIONS      EMPLOYEES     OR BASE                                      TERM
                         GRANTED      IN FISCAL      PRICE        EXPIRATION     -----------------------------------------
NAME                     (#)(1)          1999        ($/SH)        DATE(2)           0%            5%           10%
-------------------   ------------   -----------   ---------   ---------------   ----------   -----------   -----------
Joseph M. Harris        40,568          35%         $  5.50    June 12, 2008      $20,284      $173,362      $408,214
                        17,386          15%            6.60    June 12, 2008           --        55,172       155,821
Vernon B. Brannon       40,568          35%            5.50    June 12, 2008       20,284       173,362       408,214
                        17,386          15%            6.60    June 12, 2008           --        55,172       155,821

---------
(1) All such options listed for named executive officers were granted under the 1998 Stock Option Plan and are currently exercisable.

(2) All options listed expire ten years from the date of the grant.

     The following table sets forth information with respect to the fiscal 1999 year-end values of unexercised options (all of which were granted by the Company pursuant to the 1998 Stock Option Plan) held by the named executive officers at fiscal year end.


              AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1999 AND
                         FISCAL YEAR END OPTION VALUES

                                NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                               UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS
                                  OPTIONS AT FISCAL        AT FISCAL YEAR END
                                     YEAR END(#)                  ($)
                              ------------------------   ---------------------
                                    EXERCISABLE/              EXERCISABLE/
NAME                                UNEXERCISABLE            UNEXERCISABLE
---------------------------   ------------------------   ---------------------
Joseph M. Harris ..........          57,954/--                             --
Vernon B. Brannon .........          57,954/--                             --

     No options held by the foregoing named executive officers were exercised in fiscal year 1999.


EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with Messrs. Harris and Brannon (the "Employment Agreements"), which provide for an annual base salary and certain other benefits. Pursuant to the Employment Agreements, the base salaries of Messrs. Harris and Brannon for fiscal 1999 were $300,000 and $250,000, respectively and are $300,000 and $250,000, respectively, for fiscal 2000. Messrs. Harris and Brannon also receive a monthly automobile allowance of $1,000 and such additional compensation as may be determined by the Board of Directors. Each of the Employment Agreements is for a term of three years, through May 19, 2001 and will automatically be renewed for successive periods of one year. Additionally, Messrs. Harris and Brannon each received, during fiscal 1999, a grant of options pursuant to the 1998 Stock Option Plan for 57,954 shares of Common Stock, exercisable, in the case of incentive stock options (17,386 shares), at $6.60, and in the case of nonstatutory stock options (40,568 shares), at $5.50 per share. See " -- Stock Options" above for additional information.

     The Employment Agreements contain similar noncompetition provisions. These provisions prohibit, during the term of the Employment Agreements, (i) the disclosure or use of confidential Company information, and (ii) the solicitation of the Company's clients, the participation or operation in any business or service provided by the Company and, in the case of Mr. Harris, the lending of his name to any business which provides architectural and engineering services to persons who are clients or prospective clients of the Company. The provisions referred to in (ii) above shall also apply for a period of three years (with a corresponding severance arrangement tied to the foregoing base salaries upon a termination or non-renewal without cause) following the expiration or termination of an Employment Agreement.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPANTS

     Clay R. Caroland and L. Fred Pounds served as members of the Compensation Committee of the Board of Directors during the fiscal year ended April 30, 1999. Mr. Caroland received a total of $40,000 in consulting fees and related expenses from the Company during fiscal 1999 under a special director assignment for certain financial, public relations and strategic planning services. None of the members of the Committee were officers or employees of the Company or had any relationship directly or indirectly with the Company otherwise requiring disclosure under Securities and Exchange Commission ("SEC") regulations.


STOCKHOLDER RETURN PERFORMANCE GRAPH

     The Common Stock was registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), effective, June 12, 1998, and began trading on the NASDAQ SmallCap Market on that date. Set forth below is a line graph and table comparing the cumulative total stockholder return on the Common Stock against the cumulative total return of the Russell 2000 Index and a user-defined peer group (the "Peer Group") index (the "Peer Group Index") from June 12, 1998 to and through April 30, 1999. The graph and table assume that $100 was invested on June 12, 1998 in each of the Company's Common Stock, the Russell 2000 Index and the Peer Group Index, and that all dividends were reinvested. The Peer Group consists of the following companies:
Aero Systems Engineering Inc., Michael Baker Corp., Compudyne Corp., EA Engineering Science and Technology, Ecology and Environment, Inc., Emcon, Find SVP Inc., Forrester Research Inc., Meta Group Inc., Physicians Specialty Corp., Randers Killan Group Inc., Reynolds Smith & Hills Inc., STV Group Inc., Team Inc., Terence Inc., and TLC Cos. Inc.

[GRAPH APPEARS BELOW WITH THE FOLLOWING PLOT POINTS:]

                     COMPARISON OF CUMULATIVE TOTAL RETURN

                      6/98     7/98     8/98      9/98      10/98     11/98     12/98     1/99      2/99      3/99      4/99
                     ------   -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
                                                                    (DOLLARS)
HLM DESIGN, INC.     100.00   88.00     72.00     93.00     84.00     74.00     80.00     74.00     64.00     60.00     66.00
PEER GROUP           100.00   95.00     87.00    102.00     90.00     91.00    110.00    101.00     94.00     80.00     79.00
RUSSELL 2000 INDEX   100.00   97.00     78.00     84.00     87.00     92.00     97.00     99.00     90.00     92.00    100.00


                              EXECUTIVE OFFICERS

     Messrs. Harris and Brannon are currently the Company's only executive officers and were the Company's only executive officers throughout fiscal 1999. For information concerning their ages, present principal occupations and material occupations, positions, offices or employments for at least the past five years, see "Election of Directors -- Director Nominees."


     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than ten percent (10%) of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC. Additionally, SEC regulations require that the Company identify any persons for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year or prior fiscal years. To the Company's knowledge, based solely on review of reports furnished to it and representations that no other reports were required during and with respect to the fiscal year ended April 30, 1999, all Section 16(a) filing requirements applicable to its executive officers, directors and more than 10% beneficial owners were complied with.

                             CERTAIN TRANSACTIONS

     Messrs. Harris and Brannon, executive officers and directors of the Company, are also the principal stockholders and officers of HLMNA, HLM Design of the Southeast, P.C., HLM Design of the Northwest, Architecture, Engineering and Planning, P.C., HLM Design of the Midwest, Inc., HLM Design of the Midatlantic, P.C., and HLM Design of the Northeast, Architecture, Engineering and Planning, P.C. (the "Affiliated Managed Firms"). As officers of the Affiliated Managed Firms, Messrs. Harris and Brannon caused such firms to enter into Management and Services Agreements with the Company, and as stockholders thereof, they entered into Stockholders' Agreements. The primary purpose of the Stockholders' Agreements is to restrict the ability of stockholders of the Affiliated Managed Firms to exercise the rights commonly associated with ownership of common stock and to effectively provide stockholders thereof with nominee stockholder status in order to facilitate the execution and operation of the Management and Services Agreements.

     For information concerning certain advances from Messrs. Harris and Brannon to HLMNA, which advances in the amount of $27,000 were repaid by the Company in fiscal year 1999, see Note 4 to the combined financial statements of the Company included in the 1999 Annual Report to Stockholders that accompanies this Proxy Statement.

     HLMNA is the tenant under a triple net lease of certain warehouse space in Charlotte, North Carolina entered into in December 1995 with a partnership of which Messrs. Harris and Brannon (and family members) are the partners, as landlord. Rental payments under such lease, which expires in 2005, are $3,500 per month.

     Upon the consummation of the Company's initial public offering in June 1998, the Company repaid, among other outstanding indebtedness, a $2 million loan from Equitas (Mr. LeRoy being the President of the general partner thereof) and Pacific Capital, L.P., of which Messrs. Harris and Brannon were guarantors. Such guarantees and other covenants and agreements were released as a result of the repayment of this loan.

     Future material transactions between the Company or any of the Affiliated Managed Firms and any of the Company's officers, directors or controlling persons will be made or entered into on terms that are no less favorable to the Company than those that can be obtained from unaffiliated third parties. Additionally, any future material transactions between the Company and any of the Company's officers, directors or controlling persons or any of their affiliates (including Affiliated Managed Firms) will be approved by a majority of the Company's directors and by a majority of its independent directors who do not have an interest in the transactions. Terminations by the Company of Management and Services Agreements with Affiliated Managed Firms would also require such independent director approval.

     For additional information concerning certain transactions, see "Executive Compensation -- Compensation Committee Interlocks and Insider Participation."


                                 OTHER MATTERS

EXPENSES OF SOLICITATION

     The Company will pay the costs of solicitation of proxies, including the cost of assembling and mailing this Proxy Statement and the material enclosed herewith. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph and by corporate officers and employees of the Company without additional compensation. The Company intends to request brokers and banks holding stock in their names or in the names of nominees to solicit proxies from their customers who own such stock, where applicable, and will reimburse them for their reasonable expenses of mailing proxy materials to their customers.


DISCRETIONARY PROXY VOTING

     In the event that any matters other than those referred to in the accompanying notice should properly come before and be considered at the Annual Meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.


2000 ANNUAL MEETING STOCKHOLDER PROPOSALS

     In order for stockholder proposals intended to be presented at the 2000 Annual Meeting of Stockholders to be eligible for inclusion in the Company's proxy statement and the form of proxy for such meeting, they must be received by the Company at its principal offices in Charlotte, North Carolina no later than April 21, 2000. Regarding stockholder proposals intended to be presented at the 2000 Annual Meeting of Stockholders, but not included in the Company's proxy statement for such meeting, pursuant to the Company's Bylaws, written notice of such proposals, to be timely, must be received by the Company no more than 90 days and no less than 60 days prior to the anniversary date of the Annual Meeting. All such proposals for which timely notice is not received in the manner described above may be ruled out of order at the meeting resulting in the proposal's underlying business not being eligible for transaction at the meeting.


                                   FORM 10-K

     A copy of the Company's 1999 Annual Report to Stockholders, including its 1999 Form 10-K as filed with the SEC, is available, without charge, upon written request directed to Vernon B. Brannon at the corporate address.

                                 FOLD AND DETACH HERE
--------------------------------------------------------------------------------

  P R O X Y                       HLM DESIGN, INC.
                       121 WEST TRADE STREET, SUITE 2950
                        CHARLOTTE, NORTH CAROLINA 28202
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
  The undersigned hereby appoints JOSEPH M. HARRIS and VERNON B. BRANNON as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of the Common Stock of HLM Design, Inc. held of record by the undersigned on August 13, 1999, at the Annual Meeting of Stockholders to be held on September 22, 1999 or any adjournment thereof.

  1. ELECTION OF DIRECTORS
     Nominees: D. Shannon LeRoy for a term expiring at the 2000 Annual Meeting of Stockholders; James E. Finley and L. Fred Pounds for terms expiring at the
     2001 Annual Meeting of Stockholders; and Joseph M. Harris and Vernon B.
     Brannon for terms expiring at the 2002 Annual Meeting of Stockholders

     (Mark only one of the following boxes.)

     [ ] VOTE FOR all nominees listed above, except vote   [ ] VOTE WITHHELD as to all nominees
         withheld as to the following nominees (if any):

------------------------------------

  2. SELECTION OF AUDITORS
     To ratify the appointment of Deloitte & Touche LLP as the independent auditors for the Company for the fiscal year ending April 28, 2000.

       [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

  3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                 FOLD AND DETACH HERE
--------------------------------------------------------------------------------

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDER SIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

    Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.

                                               DATED:                    , 1999
                                                     -------------------


                                               SIGNATURE:
                                                         ---------------------

                                               -------------------------------
                                                 SIGNATURE, IF HELD JOINTLY


                                               WHEN SIGNING AS ATTORNEY,
                                               EXECUTOR, ADMINISTRATOR, TRUSTEE
                                               OR GUARDIAN, PLEASE GIVE FULL
                                               TITLE AS SUCH. IF A CORPORATION,
                                               PLEASE SIGN IN FULL CORPORATE
                                               NAME BY PRESIDENT OR OTHER
                                               AUTHORIZED OFFICER. IF A
                                               PARTNERSHIP, PLEASE SIGN IN
                                               PARTNERSHIP NAME BY AUTHORIZED
                                               PERSON.